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                                                                   Exhibit 10.23


                              THREE SISTERS RANCH

                                   ENTERPRISES


                 LEASE ADDENDUM & PARTIAL TERMINATION AGREEMENT

TENANT                           Conceptus, Inc.

TENANT'S ADDRESS:                981 Industrial Road
                                 San Carlos, CA 94070

LANDLORD:                        Three Sisters Ranch Enterprises

LANDLORD'S ADDRESS:              P.O. Box 1444
                                 San Carlos, CA 94070

Project:                         San Carlos Business Park

Description                      That six (6) building project totaling
                                 approximately 123,280 square feetcommonly known as San Carlos Business Park, San
                                 Carlos, California

LEASE TERMINATION:               Tenant, by this Addendum, terminates its right
                                 of use or occupancy as to 981 B and 981 D
                                 Industrial Road, San Carlos (approximately
                                 11,941 square feet +/-) as part of the demised
                                 Premises as of December 1,1997; Tenant shall pay the sum of $89,557.50 as a termination fee
                                 (an agreed upon sum based upon a calculation of six months' rent composed of six times the sum of $12,538.05 of monthly base rent and $2,388.20 of monthly CAM costs); Tenant shall leave the Premises in broom swept clean condition free of debris and shall return all keys to Landlord; all terms and conditions of the other existing leases between Landlord and Tenant shall remain the same except failure to make payment hereunder at time of execution shall constitute a default under all existing leases with Landlord and shall be treated as failure to pay Rent.

THREE SISTERS RANCH ENTERPRISES
"Landord"

/s/ Martin E. Ruberry
-------------------------------------
Martin E. Ruberry
General Manager


CONCEPTUS, INC.

By:   /s/ Kathryn Tunstall
   ----------------------------------
Kathryn Tunstall, President and CEO